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                                                                    Exhibit 23.1
                                                                    ------------
                      CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (Nos. 333-30913, 333-67677, 333-30915, 333-16967, 333-
47747 and 333-30812), Form S-3 (Nos. 333-61679, 333-70025, 333-94343 and 333-
35622) and Form S-4 (No. 333-35576) of Greater Bay Bancorp of our report dated May 18, 2000 relating to the supplemental consolidated financial statements, which appears in this Current Report on Form 8-K.


/s/ PricewaterhouseCoopers LLP

San Francisco, California
May 18, 2000